EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tank Sports, Inc. (the "Company") on Form 10-QSB for the period ended November 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jing Jong Long, in my capacity as Principal Executive Officer  of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 8, 2007

/s/ Jing Jong Long
Jing Jong Long
Principal Executive Officer